CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual report on Form 10-KSB of Legal Access Technologies, Inc. for the fiscal year ended April 30, 2004, I, Kyleen Cane, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)   the Annual Report on Form 10-KSB of Legal Access Technologies, Inc. for the year ended April 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the Annual Report on Form 10-KSB for the year ended April 30, 2004, fairly presents in all material respects, the financial condition and results of operations of Legal Access Technologies, Inc.

By:            /s/ Kyleen Cane

Name:       Kyleen Cane

Title:          President; Chief Executive and Financial Officer (Principal Executive and Financial Officer) and Director

Date:         July 19, 2004

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